Supplement to Prospectus dated May 1, 2003 for

M’s Versatile Product Flexible Premium Variable

Life Insurance Policies (the “Policy”)

Issued by Pacific Life Insurance Company

Supplement dated October 31, 2003

to Prospectus dated May 1, 2003

Policies issued after February 25, 2003 may be eligible for a persistency credit. Here’s how it works:

Beginning on your 16th policy anniversary and on each policy anniversary thereafter, we may credit your policy with a persistency credit of 0.10% on an annual basis. We calculate the persistency credit amount on your policy’s average accumulated value less any outstanding loan amount on each monthly payment date during the preceding policy year. We add it proportionately to your investment options according to your most recent allocation instructions.

Beginning on your 21st policy anniversary, we may increase your annual persistency credit to 0.30%.

Your policy’s persistency credit is not guaranteed, and we may discontinue the program at any time.

Form No. 15-25519-00